SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2012

EBIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Concourse Parkway, Suite 3200, Atlanta, Georgia		30328
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 281-2020

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:	Other Events

On July 6, 2012 Ebix, Inc. (the “Company”) filed an amendment to its 2011 Annual Report on Form 10-K originally filed with the Securities and Exchange Commission on March 15, 2012 and an amendment to its Q1 2012 Interim Report on Form 10-Q originally filed with the Securities and Exchange Commission on May 10, 2012.

As stated in the introductory explanatory note to the 2011 amended filing on Form 10-K/A, the purpose of the amended filing was only to supplement certain disclosures (as detailed below) and to amend Exhibits 32.1 and 32.2 to include the appropriate Section 906 certifications from the Company’s principal executive officer and principal financial officer that were inadvertently left out when originally filed. This amendment should be read in conjunction with the Company’s full 2011 Annual Report on Form 10-K. A brief summary of the additional disclosures provided in this amended filing is as follows:

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Part I Item 7 “Management’s Discussion and Analysis” – Information regarding the proportional percentage of revenues from recurring subscription-based and transaction-based arrangements was added to the Overview section. Also information pertaining to the operating revenues from the Company’s acquisition of ADAM in February 2011 was added to the analysis of results for the year 2011 as compared to the year 2010.

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Part II Item 8 “Financial Statements and Supplementary Information” - Note 1 “Description of Business and Significant Accounting Policies” has been revised to incorporate the quantitative and qualitative disclosures concerning fair value measurements including those pertaining to the Company’s contingent accrued earn-out acquisition consideration liabilities, and those pertaining to other financial instruments. Also Note 16 “Geographic Information” has been revised to disclose the basis for attributing revenues from external customers to specific individual countries.

Furthermore, as stated in the introductory note to the 2012 amended filing on Form 10-Q/A, the purpose of the amended filing was only to supplement certain disclosures (as detailed below). This amendment should be read in conjunction with the Company’s full Interim Report for the three months ended March 31, 2012 on Form 10-Q. A brief summary of the additional disclosures provided in this amended filing is as follows:

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Part I Item 1 “Financial Statements and Supplementary Information” – Note 3 “Business Combinations” has been revised to include the relevant disclosures and pro forma information concerning our acquisition of ADAM in February 2011. Also Note 8 “Geographic Information” has been revised to disclose the basis for attributing revenues from external customers to specific individual countries.

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Part I Item 2 “Management’s Discussion and Analysis” – Information pertaining to the 2011 and 2012 operating revenues from the Company’s acquisition of ADAM in February 2011 was added to the analysis of results for the first quarter of 2012 as compared to the first quarter of 2011.

The information provided pursuant to this Item 8.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBIX, INC.

By:	/s/ Robert F. Kerris
Robert F. Kerris
Chief Financial Officer and Corporate Secretary

July 9, 2012